August 10, 2015 Second Quarter 2015 Earnings Call • Regulatory Update • Guidance Reaffirmed • Dividend to Grow with Earnings Exhibit 99.2

investors.centerpointenergy.com

Cautionary Statement
This
presentation
contains
statements
concerning
our
expectations,
beliefs,
plans,
objectives,
goals,
strategies,
future
events
or
performance
or
underlying
assumptions
(including
future
dividends)
and
other statements that are not historical facts.  These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements.  You can generally identify our forward-looking statements by the words “anticipate,”
“believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,”  “intend,”  “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will,” or other similar words.  The absence of these words, however, does not mean that the statements are not forward-looking.
We have based our forward-looking statements on our management's beliefs and assumptions based on information currently available to our management at the time the statements are made.  We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results.  Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.
Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth and other factors described in CenterPoint Energy, Inc.’s Form 10-K for
the
period
ended
December
31,
2014
under
“Risk
Factors”
and
“Management’s
Discussion
and
Analysis
of
Financial
Condition
and
Results
of
Operations
-
Certain
Factors
Affecting
Future
Earnings,”
in
CenterPoint Energy, Inc.’s Form 10-Q for the quarter ended June 30, 2015 under “Cautionary Statement Regarding Forward-Looking Information,” “Risk Factors” and “Management’s Discussion and Analysis of
Financial
Condition
and
Results
of
Operations
of
CenterPoint
Energy,
Inc.
and
Subsidiaries”
and
in
other
filings
with
the
SEC
by
CenterPoint
Energy,
which
can
be
found
at
www.centerpointenergy.com
on
the
Investor
Relations
page
or
on
the
SEC’s
website
at
www.sec.gov
.
This presentation contains time sensitive information that is accurate as of the date hereof.  Some of the information in this presentation in unaudited and may be subject to change.  We undertake no obligation to update the information presented herein except as required by law.
Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investors page of our website.  In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates
and
other
matters.
Information
that
we
post
on
our
website
could
be
deemed
material;
therefore,
we
encourage
investors,
the
media,
our
customers,
business
partners
and
others
interested
in
our
Company to review the information we post on our website.
Use of Non-GAAP Financial Measures
In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), CenterPoint Energy also provides guidance based on adjusted diluted earnings per share,
which
is
a
non-GAAP
financial
measure.
Generally,
a
non-GAAP
financial
measure
is
a
numerical
measure
of
a
company’s
historical
or
future
financial
performance
that
excludes
or
includes
amounts
that
are
not
normally
excluded
or
included
in
the
most
directly
comparable
GAAP
financial
measure.
A
full
reconciliation
of
net
income
and
diluted
earnings
per
share
to
the
basis
used
in
providing
guidance
is
provided in this presentation on slide 22. Additionally, on slides 18 and 23, management presents a further adjustment and reconciliation of adjusted diluted earnings per share to a 2014 baseline metric, which provides
management’s
starting
point
for
forecasting
earnings
growth,
by
adjusting
for
unusual
weather
impacts,
true-up
variations
and
an
unusual
energy
efficiency
bonus.
These
additional
adjustments
are
provided
to
further
explain
the
basis
for
management’s
guidance
estimate.
These
non-GAAP
financial
measure
should
be
considered
as
a
supplement
and
complement
to,
and
not
as
a
substitute
for,
or
superior to, the most directly comparable GAAP financial measure and may be different than non-GAAP financial measures used by other companies.
Management evaluates financial performance in part based on adjusted diluted earnings per share and believes that presenting this non-GAAP financial measure enhances an investor’s understanding of
CenterPoint
Energy’s
overall
financial
performance
by
providing
them
with
an
additional
meaningful
and
relevant
comparison
of
current
and
anticipated
future
results
across
periods
by
excluding
items
that
Management
does
not
believe
most
accurately
reflect
its
fundamental
business
performance,
which
items
include
the
items
reflected
in
the
reconciliation
table
on
page
22
of
this
presentation.
This
non-GAAP
financial measure should be considered as a supplement and complement to, and not as a substitute for, or superior to, the most directly comparable GAAP financial measure and may be different than non-GAAP financial measures used by other companies.

investors.centerpointenergy.com 3 Scott Prochazka – President and CEO Earnings Call Discussion Highlights Solid Second Quarter Results Utility Operations Update Midstream Investment Update

investors.centerpointenergy.com
$0.13
$0.10
$0.06
$0.11
2015
2014
$0.12
$0.14
$0.06
$0.11
2015
2014
4
Second Quarter 2015 Performance Highlights
Q2 GAAP EPS
Q2 2015 vs Q2 2014 Drivers
(EPS on a Guidance Basis)
$0.21
$0.18
$0.19
Q2 EPS on a Guidance Basis
2Q15 Utility Operations EPS on a Guidance Basis vs 2Q14 Baseline
$0.25
Favorable Variance
Unfavorable Variance
Note:  Refer to slide 22 for reconciliation to GAAP measures and slide 2 for information on non-GAAP measures
Rate Relief
Midstream
Investments
Equity Return
related to True-up
Customer Growth
$0.13
$0.10
2015
2014 Baseline

investors.centerpointenergy.com

Midstream Investments
Enable Q2 Outlook
3-7% per unit distribution growth outlook for 2016 and 2017
Enable 2016 volume growth outlook
High single digit growth in natural gas gathering volumes
~25% growth in natural gas processing volumes
Doubling of crude oil gathering volumes
Producers continue to invest significant capital in the plays around Enable’s footprint, including the SCOOP, STACK, Cana Woodford and Cleveland Sands plays.  Enable has connected more wells year-to-date through July 2015 than the same period one year ago
To support rich gas volume growth in the Anadarko Basin, Enable continues to add natural gas processing infrastructure
A 200 MMcf/d plant in Grady County, Oklahoma, expected in service during the first quarter of 2016
Wildhorse
plant, a newly announced 200 MMcf/d plant in Garvin County,
Oklahoma, expected in service during the first quarter of 2017
Quarterly cash distribution increased to $0.316 per unit for the 2 nd
quarter,
representing an approximately 1% increase over the prior quarter
Source:  Enable Midstream Partners August 5
th
, 2015, Press Release and Q2 Earnings Call

investors.centerpointenergy.com 6 Severe Storms Impacted Houston in April, May and June

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Tracy Bridge –
EVP & President, Electric Division
Earnings Call Discussion Highlights
Electric Results
Houston Growth
Regulatory Update
Raising our high voltage transmission towers to accommodate
the new Highway US-99 corridor and to serve load growth

investors.centerpointenergy.com
$115
$131
$131
$13
$5
$8
($5)
($2)
($3)
$-
$20
$40
$60
$80
$100
$120
$140
$160
Q2 2014 TDU
Core Operating
Income
Usage,
primarily
weather
Customer
growth
Rate relief
Equity Return,
primarily
related to true-
up proceeds
O&M expense
Depreciation
and other
Q2 2015 TDU
Core Operating
Income
Electric Transmission and Distribution Operating
Income Drivers:  2
nd
Quarter 2014 vs
2
nd
Quarter 2015
8
2% YoY
Customer
Growth
1
1
Houston Electric’s customer count increased from 2,272,293 as of  June 30, 2014, to 2,322,164 as of June 30, 2015
2
Q2 2014 O&M versus Q2 2015 O&M, excluding costs with revenue offset
3
Net transmission related revenue
4
Right of Way revenue for 2Q 2015 was slightly above $1 million, in-line with 2Q 2014; YTD ROW revenue is approximately $9 million
4
2% YoY
O&M
Increase
2
3

investors.centerpointenergy.com

Houston Electric:  Residential Customers and Weather
Normalized Residential Load vs. Houston Employment
2015 Residential customer growth rate through June 30, 2015: 2% annualized
Sources:
1
Company
Provided
2
Texas
Workforce
Commission
(Houston,
Sugarland,
Woodlands
Metro)
1
1
2
Residential customer
count grew 46,484 Q2
2014 to Q2 2015
Over 2% residential
customer compound annual
growth rate since 1990

investors.centerpointenergy.com
Electric Transmission and Distribution:
Regulatory Update
DCRF –
Distribution Cost Recovery Factor; TCOS –
Transmission Cost of Service; EECRF –
Energy Efficiency Cost Recovery Factor
10
Mechanism
Expected
Effective Date
Annual Revenue
Increase
-
$MM
Comments
Docket #
DCRF
Sept 2015
$13.0
(Settlement)
Settlement
unanimously approved on
July 30, 2015
44572
TCOS
3Q
2015
$13.7
(Requested)
Filed on June 26, 2015; based on an
incremental
increase in net plant of
$87.6 MM
44881
EECRF
1Q 2016
$6.6
(Requested Incentive)
Filed June 1, 2015; recovers expected
program costs and a $6.6 MM
performance
incentive related to 2014’s
energy efficiency program results
44783
Project
Expected In-
Service
Capital -
$MM
Comments
Docket #
Brazos Valley
Connection
Mid-2018
$276 –
383
(Estimated)
Routing and need decisions expected
during 4Q 2015
44547
Rate Filings:
Other Filings:

investors.centerpointenergy.com

Joe McGoldrick –
EVP & President, Gas Division
Earnings Call Discussion Highlights
Gas Operations Results
Regulatory
Update
Minnesota Belt Line Project
Energy Services Update
Using horizontal directional drilling to construct and install a new pipeline under the bed of the Arkansas River

investors.centerpointenergy.com
$30
$26
$19
$19
($5)
$1
$0
($1)
($6)
$0
$5
$10
$15
$20
$25
$30
$35
Q2 2014 Gas
Utility Operating
Income
Usage, primarily
weather
Customer
growth
Rate relief
O&M expense
Depreciation and
other
Q2 2015 Gas
Utility Operating
Income
12
Natural Gas Utilities Operating Income Drivers:
2
nd
Quarter 2014 vs
2
nd
Quarter 2015
1% YoY
Customer
Growth
1
1% YoY
O&M
Growth
2
1
Natural Gas Utilities’ customer count increased from 3,326,517 on June 30, 2014, to 3,362,044 on June 30, 2015
2
Q2 2014 O&M versus Q2 2015 O&M, excluding costs with revenue offset

investors.centerpointenergy.com
Natural Gas Utilities:  Regulatory Update

Jurisdiction
Expected
Effective Date
Annual Revenue
Increase
-
$MM
Comments
Docket
#
Minnesota
Interim
Rates
1
:
October 2015
$54.1
(Requested)
Rate case filed August 3,
2015;
based
on a 10.3% ROE and $213MM increase
in rate base
15-424
Texas Coast
September
2015
$4.9
(Settlement)
Pending approval by the TX RRC;
settlement established parameters for
future GRIP filings
GUD
10432
Rate Filings (in process):
Jurisdiction
Effective Date
Annual Revenue
Increase
-
$MM
Comments
Docket
#
South Texas
July
2015
$4.0
Fourth
Annual GRIP
GUD
10435
Beaumont/
East
Texas
July 2015
$5.9
Second Annual GRIP
GUD
10433
Rate Filings (approved):
TX
RRC
–
Texas
Railroad
Commission;
GRIP
–
Gas
Reliability
Infrastructure
Program
1
Interim rate amount to be determined

investors.centerpointenergy.com
The Belt Line
Supplies gas to more than 600,000
customers in the Minneapolis area
Replaces over 60 miles of 20’’ and
24’’ coupled steel pipe installed
primarily in the 1950s
The project is in its 4
th
year and is
expected to be completed in 2023,
requiring over $400 million of capital
Over $70 million invested to date
The new pipe includes:  remotely
controlled valves, upgraded cathodic
protection systems, and thicker,
welded pipe with improved coating
14
Minnesota Belt Line Project
One of many modernization construction projects, Belt Line
is scheduled to be completed in 2023.
The project is intended to improve
system safety and reliability and
reduce O&M costs

investors.centerpointenergy.com
$5
$7
$1
$1
$0
$2
$4
$6
$8
$10
$12
Q2 2014 Energy Services
Operating Income
Margin and Other
O&M Expense
Q2 2015 Energy Services
Operating Income
15
Energy Services Operating Income Drivers:
2
nd
Quarter 2014 vs
2
nd
Quarter 2015
1
2
1
Operating income as reported in Q2 2014 was $11 million.  Chart excludes mark-to-market gain of $6 million
2
Operating income as reported in Q2 2015 was  $9 million.  Chart excludes mark-to-market gain of $2 million
3
Energy Services’ customer count increased from 17,746 on June 30, 2014 to 18,073 on June 30, 2015
1.8% YoY
Customer
Growth
3
Lower
O&M

investors.centerpointenergy.com 16 Bill Rogers – EVP & CFO Earnings Call Discussion Highlights Quarterly Drivers Dividend to Grow with Earnings Financing Plan Guidance Reaffirmed

investors.centerpointenergy.com

$0.10
$0.10
$0.01
($0.01)
$0.00
$0.02
$0.04
$0.06
$0.08
$0.10
$0.12
2014 Q2 Utility Operations on
a Guidance Basis
Q2 2014 EPS Impact due to
Weather vs. Normal
2014-2015 Equity Return
Variance Primarily from True-
up Proceeds
2014 Q2 Utility Operations
Baseline
Q2 EPS Normalization
GAAP to Guidance Basis to Baseline
Note:  Please refer to slide 22 for the full reconciliation table and slide 2 for information on non-GAAP measures
Quarter Ended
Quarter Ended
June 30, 2014
June 30, 2015
Net Income
(in millions)
EPS
Net Income
(in millions)
EPS
Consolidated as reported
107
$
0.25
$
77
$
0.18
$
Midstream Investments
(44)

(0.11)

(27)

(0.06)

Utility Operations
(1)
63

0.14
$
50

0.12
$
Per the basis used in providing earnings guidance:
Utility Operations on a guidance basis
44
$
0.10
$
57
$
0.13
$
Midstream Investments
44

0.11

27

0.06

Consolidated on guidance basis
88
$
0.21
$
84
$
0.19
$
(1)
  CenterPoint earnings excluding Midstream Investments

investors.centerpointenergy.com

2014 Q2 Baseline EPS to 2015 Q2 EPS on a
Guidance Basis
The consolidated effective tax rate reported for the six months ended June 30, 2015 was 36% compared to 37% for the same period in 2014. The lower effective tax rate was primarily due to the lower Texas tax rate enacted on June 15, 2015 and favorable permanent book-tax differences.
Note:  Please refer to slide 22 for the full reconciliation table and slide 2 for information on non-GAAP measures
$0.10
$0.13
$0.02
$0.00
$0.01
$0.00
$0.02
$0.04
$0.06
$0.08
$0.10
$0.12
2014 Q2 Utility
Operations Baseline
Business Unit Results
(including growth,
weather, usage,
depreciation and other)
Interest Expense
Income Tax Rate
2015 Q2 Utility
Operations on a
Guidance Basis
Quarter Ended
Quarter Ended
June 30, 2014
June 30, 2015
Net Income
(in millions)
EPS
Net Income
(in millions)
EPS
Consolidated as reported
107
$
0.25
$
77
$
0.18
$
Midstream Investments
(44)

(0.11)

(27)

(0.06)

Utility Operations
(1)
63

0.14
$
50

0.12
$
Per the basis used in providing earnings guidance:
Utility Operations on a guidance basis
44
$
0.10
$
57
$
0.13
$
Midstream Investments
44

0.11

27

0.06

Consolidated on guidance basis
88
$
0.21
$
84
$
0.19
$
(1)
  CenterPoint earnings excluding Midstream Investments

investors.centerpointenergy.com
Dividend Growth Outlook
CenterPoint is targeting 4-6% annual EPS growth on a
guidance basis through 2018, inclusive of Midstream
Investments
Annual dividend growth in line with EPS growth
CenterPoint’s consolidated payout ratio is expected to
remain above 90% with a utility operations payout
ratio of 60-70%
30-40% of utility operations earnings expected to be
used to fund utility growth

investors.centerpointenergy.com
2015
$200 million matured in June 2015
$69 million maturity in October 2015
Anticipate ~ $400 million financing needs
2016
$325 million maturity in May 2016
Anticipate financing needs similar to
2015; dependent on such factors as
bonus depreciation, capital investment
plans and working capital
1
Excludes transition and system restoration bonds
2
If
appropriate,
we
may
consider
equity
financing
through
the
limited
use
of
our
DRIP
and
benefits
plans.
In
2014,
if CenterPoint had issued new shares rather than purchased shares for the Dividend Reinvestment and Savings
Benefit plans, share dilution would have averaged about 1%.  The maximum number of shares that could be issued under these plans in future years depends upon participation in the plans
Financing Plan
Utilize Debt Capacity and Limited Equity Issuance
2
20
$0
$100
$200
$300
$400
$500
$600
$700
2015
2016
2017
2018
Long-term Debt Maturities ($MM)
1
CNP
CEHE
CERC
50.0%
54.0%
58.0%
62.0%
66.0%
70.0%
2010
2011
2012
2013
2014
2015
Debt/Capital
CNP has substantially reduced
leverage over the last five years
YTD
1
Expect to source majority of financing needs through
commercial paper borrowings and fixed rate debt

2 Appendix

investors.centerpointenergy.com

Reconciliation:  Net Income and diluted EPS to the
Basis Used in Providing Annual Earnings Guidance
Note:  For information on non-GAAP measures, please refer to slide 2
Quarter Ended
Quarter Ended
June 30, 2015
June 30, 2014
Net Income
(in millions)
EPS
Net Income
(in millions)
EPS
Consolidated as reported
77
$
0.18
$
107
$
0.25
$
Midstream Investments
(27)
(0.06)
(44)
(0.11)
Utility Operations
(1)
50
0.12
$
63
0.14
$
Timing effects impacting CES
(2)
:
Mark-to-market (gain) losses
(2)
(0.01)
(4)
(0.01)
$
ZENS-related mark-to-market (gains) losses:
Marketable securities
(3)
(51)
(0.12)
(47)
(0.11)
$
Indexed debt securities
(4)
60
0.14
32
0.08
$
Utility operations earnings on an adjusted guidance basis
57
$
0.13
$
44
$
0.10
$
Per the basis used in providing earnings guidance:
Utility Operations on a guidance basis
57
$
0.13
$
44
$
0.10
$
Midstream Investments
27
0.06
44
0.11
Consolidated on guidance basis
84
$
0.19
$
88
$
0.21
$
(1)
CenterPoint earnings excluding Midstream Investments
(2)
Energy Services segment
(3)
Time Warner Inc., Time Warner Cable Inc., Time Inc. and AOL Inc.
(4)
2015 Includes amount associated with Verizon tender offer for AOL, Inc common stock

investors.centerpointenergy.com
2014 EPS Reconciliation to 2015 Utility Operations
Guidance Range of $0.71 to $0.75 per diluted share
23
2014 Fully Diluted EPS
$          1.42
On
an adjusted guidance basis:
ZENS-related
mark to market gains
(0.12)
CES MTM gain
(0.04)
Pension Curtailment loss
0.01
2014 Consolidated EPS on a guidance basis
$          1.27
Deferred Tax Benefit
(0.07)
2014 Fully Adjusted EPS
$          1.20
Midstream Investments
(0.44)
2014 Fully Adjusted Utility Operations EPS
$          0.76
(1)
The Equity Amortization schedule on page 19 of the supplemental materials posted on February 26, 2015 details the decrease between the 2014 actual and 2015 projected equity returns
(2)
Information about the 2008 Energy Efficiency Cost Recovery Factor Appeals is provided in the 2014 10-K
Note:  Please refer to slide 2 for information on non-GAAP measures
1
2
$0.76
$0.70
$0.71 -
$0.75
($0.03)
($0.02)
($0.01)
$0.01 to $0.05
$0.40
$0.45
$0.50
$0.55
$0.60
$0.65
$0.70
$0.75
$0.80
2014 Fully
Adjusted Utility
Operations EPS
Equity Return
related to True-up
Weather
Energy Efficiency
Remand Bonus
2014 Utility
Operations
Baseline
Growth and Other
Variables
2015 Utility
Operations EPS
Guidance Range
$0.71 to $0.75
Q1
($0.01)
Q2
($0.01)
Q3
($0.01)
Q4
-
Q1
($0.05)
Q2
$0.01
Q3
$0.01
Q4
$0.01
Q1
Q2
Q3
($0.01)
Q4
For 2014, normalized $0.76 of fully
adjusted earnings to a baseline of $0.70.
In comparing to Q2 of 2014, “baseline”
was equal to guidance.  Adjustments for
each quarter can be seen in the tan
boxes below.